                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 13, 1995



                            TEXAS UTILITIES COMPANY



             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        TEXAS                          1-3591                    75-0705930
(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
    OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION NO.)


              ENERGY PLAZA, 1601 BRYAN TOWER, DALLAS, TEXAS 75201
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

ITEM 5. OTHER EVENTS

Reference is made to the Annual Report on Form 10-K of Texas Utilities Company (Company) for the year ended December 31, 1994 in Item 1. Business under Fuel Supply and Purchased Power, in Item 2. Properties under Capital Expenditures, in Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation and in Item 8. Financial Statements and Supplementary Data under Note 11 to Consolidated Financial Statements. Reference is also made to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 in Item 1. Financial Statements under Note 7 to Condensed Consolidated Financial Statements and in Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation, and to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 in Item 1. Financial Statements under Note 6 to Condensed Financial Statements and in Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation.

The Company announced on October 13, 1995 that it had recorded the impairment of several non-performing assets. The total impairment was $802 million after tax, or $3.55 per share, which has been included in results for the quarter ended September 30, 1995. The impaired assets include the partially completed Twin Oak and Forest Grove lignite generating units of the Company's principal subsidiary, Texas Utilities Electric Company (TU Electric), and the coal reserves in New Mexico of the Company's Chaco Energy Company subsidiary (Chaco), as well as several minor assets. The Company indicated that the Twin Oak and Forest Grove plants no longer fit TU Electric's capacity needs due to changes in load growth patterns and availability of alternative generation. Such plant impairment has been measured based on management's expectations that these assets will either be sold or constructed outside the traditional regulated business. A variety of options are being pursued with respect to the Chaco coal reserves.

The Company also announced that its Board of Directors had declared a quarterly dividend of $0.50 per share payable on January 2, 1996 to shareholders of record on December 7, 1995. The previous quarterly dividend was $0.77 per share. The Company indicated that it remains in a strong cash flow position and plans to use this cash flow to continue to aggressively buy back TU Electric's long term debt and preferred stock, buy back up to $250 million of the Company's common stock over the next three years and fund attractive investment opportunities as they become available.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TEXAS UTILITIES COMPANY



                             By: /s/ H. Dan Farell
                                ------------------------------------------------
                                     H. Dan Farell
                                     Controller and Principal Accounting Officer

Date: October 17, 1995